Exhibit 99.2


                   Liberty Enterprises, Inc. and Subsidiaries
                                 Balance Sheets
                                    Unaudited

                                                  3-31-05     12-31-04
                                                 ---------   ----------
                                     ASSETS

CURRENT ASSETS
Cash and cash equivalents                      $ 4,356,997  $ 5,094,242
Accounts receivable, net                         5,705,009    6,657,669
Inventories, net                                 2,562,142    2,315,500
Prepaid expenses                                 1,613,979    1,501,699
                                               -----------  -----------
             Total current assets               14,238,127   15,569,110

Equipment and leasehold improvements, net        8,958,668    9,595,737
Intangible assets, net                           6,997,378    7,214,530
Contract acquisition costs, net                  1,896,135    1,915,420
Goodwill                                           980,859      980,859
Other assets                                             -          211
                                               -----------  -----------
                                               $33,071,167  $35,275,867
                                               ===========  ===========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Current maturities of long-term debt           $ 5,072,200  $ 5,072,200
Accounts payable                                 3,931,836    4,010,969
Accrued expenses                                 6,349,624    7,671,790
Deferred revenue                                 4,082,523    3,517,123
Dividends payable                                        -    5,000,000
                                               -----------  -----------
             Total current liabilities          19,436,183   25,272,082

Long-term debt, less current maturities          8,966,600    9,734,650
Deferred compensation                            1,105,798      960,473
Minority interest                                  654,219      582,743
Other liabilities                                  450,936      465,910
                                               -----------  -----------
                                                30,613,736   37,015,858
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock                                        45,144       45,144
Additional paid-in capital                         710,276      710,276
Retained earnings (deficit)                      2,752,620   (1,444,319)
Promissory notes receivable from stockholders   (1,050,609)  (1,051,092)
                                               -----------  -----------
                                                 2,457,431   (1,739,991)
                                               -----------  -----------
                                               $33,071,167  $35,275,867
                                               ===========  ===========

The accompanying notes are an integral part of these statements.


                   Liberty Enterprises, Inc. and Subsidiaries
                              Statements of Income
                                    Unaudited

                                             For the three months ended
                                                 3-31-05      3-31-04

 Net sales                                    $34,693,057   $32,574,749
 Cost of sales                                 15,479,954    14,150,353
                                              ------------  ------------
                 Gross profit                  19,213,103    18,424,396

 Expenses
    Selling                                     5,696,417     5,124,853
    Marketing                                   1,875,364     1,495,014
    General and administrative                  6,741,614     7,360,495
                                              ------------  ------------
                                               14,313,395    13,980,362
                                              ------------  ------------
                 Operating income               4,899,708     4,444,034
Other income (expense)
    Interest expense, net                        (163,912)      (50,658)
    Provision for state income taxes             (162,500)     (152,500)
    Minority interest                             (71,476)       18,841)
    Other income (expense)                        (39,169)        8,323)
                                              ------------  ------------
                 NET INCOME                   $ 4,462,651   $ 4,268,040
                                              ============  ===========

The accompanying notes are an integral part of these statements.

                   Liberty Enterprises, Inc. and Subsidiaries
                            Statements of Cash Flows
                                    Unaudited

                                                      For the three months ended
                                                          3-31-05        3-31-04
                                                      ------------   ------------
Cash flows from operating activities:
   Net income                                         $ 4,462,651    $ 4,268,040
   Adjustments to reconcile net income to
     net cash provided by operating activities:
       Depreciation and amortization                      817,778        951,608
       Amortization of intangible assets                  217,152        140,298
       (Gain) loss on disposal of equipment and
         leasehold improvements                            38,514         (4,302)
       Deferred compensation expense                      145,326        174,574
       Minority interest                                   71,476        (18,841)
       Amortization of contract acquisition costs         244,285         66,535
    Changes in operating assets and liabilities,
      net of acquisitions:
        Accounts receivable                               952,658        434,434
        Inventories                                      (246,642)      (214,465)
        Contract acquisition costs                       (225,000)      (160,000)
        Accounts payable                                  (79,132)      (221,854)
        Accrued expenses                               (1,321,652)    (2,309,046)
        Deferred revenue                                  565,400        690,629
        Other assets and liabilities                     (127,041)      (288,086)
                                                      ------------   ------------
Net cash provided by operating activities               5,515,773      3,509,524
                                                      ------------   ------------
Cash flows from investing activities:
   Purchases of equipment and leasehold improvements     (235,616)     (561,184)
   Acquisition/Disposal of businesses                      16,394         8,983
                                                      ------------   ------------
Cash used in investing activities                        (219,222)     (552,201)
                                                      ------------   ------------
Cash flows from financial activities:
   Proceeds from long-term debt                         5,000,000              -
   Payments on long-term debt                          (5,768,050)      (798,797)
   Payment of dividends                                (5,266,227)      (683,120)
   Other                                                      481        (35,800)
                                                      ------------   ------------
Net cash used in financing activities                  (6,033,796)    (1,517,717)
                                                      ------------   ------------
Net increase (decrease) in cash and cash equivalents     (737,245)     1,439,606
Cash and cash equivalents at beginning of period        5,094,242      5,486,594
                                                      ------------   ------------
Cash and cash equivalents at end of period            $ 4,356,997    $ 6,926,200
                                                      ============   ============
Supplemental disclosure of cash flow information:
Cash paid for:
     Interest                                         $     9,375    $     79,514
     State income taxes                                    91,863         126,692

Noncash investing and financing activities:
   Dividends declared but not paid                              -      15,543,801

The accompanying notes are an integral part of these statements.

                   Liberty Enterprises, Inc. and Subsidiaries
                          Notes To Financial Statements
                                 March 31, 2005
                                    Unaudited

NOTE A  -  BASIS OF PRESENTATION

The condensed consolidated financial statements contained in this report are unaudited but reflect all adjustments which are, in the opinion of management, necessary for a normal presentation of the results of operations, financial position and cash flows of the Liberty Enterprises, Inc. and Subsidiaries ("LEI" or "the Company")for the interim periods reflected. Certain information and note disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to applicable rules and regulations of the Securities and Exchange Commission. The results of operations for the interim periods reported herein are not necessarily indicative of results to be expected for the full year.

The condensed consolidated financial statements included herein should be read in conjunction with the consolidated financial statements and notes thereto for the year ended December 31, 2004 and attached in this report on Form 8-K/A as exhibit 99.1.

NOTE B  -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Reference is made to the accounting policies of Liberty Enterprises, Inc. and Subsidiaries described in the notes to consolidated financial statements for the year ended December 31, 2004 and attached in this report on Form 8-K/A as exhibit 99.1.

NOTE C  -  ACQUISITIONS AND DISPOSITIONS

On April 1, 2004 Liberty Enterprises, Inc. purchased certain assets and assumed certain liabilities of MyDAS, Inc. for $2,777,000 cash. The acquisition was accounted for using the purchase method resulting in the recognition of approximately $3,400,000 of customer relationships, lists and contracts which is being amortized over 10 years. The seller is also eligible for additional payments of $250,000 each on April 2, 2005 and April 2, 2006 if LM achieves designated revenue targets.

NOTE D  -  OTHER FINANCIAL STATEMENT DATA

Inventories, Net
                                                  3-31-05      12-31-04
                                              -----------   -----------
  Raw materials                               $   710,691   $   533,189
  Work in process                               1,505,314     1,417,283
  Finished goods                                  346,137       365,028
                                              -----------   -----------
                                              $ 2,562,142   $ 2,315,500
                                              ===========   ===========

Equipment and Leasehold Improvements, Net
  Equipment                                   $17,267,349   $17,221,849
  Computer equipment and software              11,803,921    11,983,184
  Office furniture and fixtures                 3,265,509     3,261,643
  Leasehold improvements                        3,046,462     3,046,462
  Equipment deposits                              288,649       242,426
                                              -----------   -----------
                                               35,671,890    35,755,564
  Less:  Accumulated depreciation
    and amortization                          (26,713,222)  (26,159,827)
                                              ------------  -----------
                                              $ 8,958,668   $ 9,595,737
                                              ===========   ===========

Intangible Assets, Net
                                               Accumulated
                                   Cost        amortization        Total
                               ------------   ------------  -------------
March 31, 2005
Customer relationships, lists
  and contracts                  $ 8,993,990    $(2,033,948) $ 6,960,042
Covenants not-to-compete             285,088       (248,218)      36,870
Other                                453,108       (452,642)         466
                                ------------   ------------  -----------
                                   9,732,186     (2,734,808)   6,997,378
                                ------------   ------------  -----------
December 31, 2004
Customer relationships, lists
  and contracts                    8,993,990     (1,823,218)   7,170,772
Covenants not-to-compete             285,088       (243,707)      41,381
Other                                453,108       (450,731)       2,377
                                ------------   ------------  -----------
                                 $ 9,732,186    $(2,517,656) $ 7,214,530
                                ------------   ------------  -----------

At March 31, 2005, future estimated amortization expense related to intangible assets will approximate:

  2005 remaining        $  639,000
  2006                     814,000
  2007                     810,000
  2008                     809,000
  2009 Thereafter        3,925,378

Contract Acquisition Costs, Net
                                         3-31-05      12-31-04

  Contract acquisition costs          $2,789,756    $2,564,756
  Less:  Accumulated amortization       (893,621)     (649,336)
                                      -----------   -----------
                                      $1,896,135    $1,915,420
                                      ===========   ===========

NOTE E  -  FINANCING ARRANGEMENTS

The Company has a credit agreement with a bank that provides for a $15,000,000 revolving line of credit and term loan advances of up to $25,361,000 through 2005. Under the agreement, $500,000 may be used for standby letters of credit. The term loan is to be repaid by the Company in monthly principal installments of $423,000, and a final installment of all unpaid principal and accrued interest on March 31, 2009. Interest is payable monthly on the revolving line of credit and quarterly on the term loan and bears interest at the Company's option of either the bank's base rate (5.75% at March 31, 2005) minus 1.365% or LIBOR (2.626% at March 31, 2005) plus 1.00%. In addition, the Company is required to pay a commitment fee of 0.25% per year on the unused portion of the revolving line of credit.

The agreement contains covenants that restrict the ability of the Company to incur additional indebtedness; create liens on assets, make investments or acquisitions; or engage in mergers, consolidations or significant dispositions of assets. In addition, the Company is required to maintain certain minimum levels of consolidated net worth and meet minimum debt service coverage ratios and maximum funded debt to earnings before interest, taxes, depreciation and amortization ratios. Amounts outstanding under the credit agreement are collateralized by substantially all assets of the Company.

At March 31, 2005, the Company had a total of $14.0 million of borrowings. The Company's weighted average interest rate in effect at March 31, 2005 was 3.9%. At December 31, 2004, the Company had a total of $14.8 million of borrowings. The Company's weighted average interest rate at December 31, 2004 was 3.5%.

Note F - DIVIDENDS

In December 2004, the Company's Board of Directors declared a cash dividend of $5,000,000 payable to stockholders of record as of January 1, 2005 and such dividend, which was financed through bank borrowings, was paid on January 3, 2005. During the three months ended March 31, 2005, the Company's Board of Directors declared a cash dividend payable to stockholders of record as of March 1, 2005 and a dividend totaling $266,000 was paid on March 15, 2005.

NOTE G  -  EMPLOYEE BENEFITS

Deferred and Other Executive Compensation

The Company has an unfunded long-term executive compensation plan (the "Plan") covering certain members of management (the "participants"). Participants vest over seven to ten years and earn benefits based on the Company attaining certain annual financial measures over the vesting period. The Company's does not plan to make any contributions to the plan in 2005.

NOTE H  -  SUBSEQUENT EVENT

On April 4, 2005, the Company and John H. Harland Company ("Harland") reached an agreement for Harland to acquire the Company. On June 10, 2005, the transaction closed and Harland acquired substantially all the assets and operations of the Company for cash consideration totaling $160.0 million.